UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

FORM N-Q

OCTOBER 31, 2013

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 82.3%
CONSUMER DISCRETIONARY - 15.5%
Auto Components - 0.3%
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	1,000,000		$1,057,500
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	1,330,000		1,346,625	(a)(b)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	420,037	(a)

Total Auto Components					2,824,162

Automobiles - 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		575,025	(a)

Diversified Consumer Services - 0.4%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,340,000		1,480,700	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000		490,475
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,240,000		1,292,700	(a)

Total Diversified Consumer Services					3,263,875

Hotels, Restaurants & Leisure - 5.9%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,363,417		1,288,177	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	340,000		371,450
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	300,000		267,750	(a)
Burger King Corp., Senior Notes	9.875%	10/15/18	3,000,000		3,378,750
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	4,490,000		4,490,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	700,000		648,813
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,170,000		1,102,725
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,920,000		3,365,300
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,650,000		1,757,250	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	1,559,000		1,673,197	(b)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	3,125,000		3,117,187	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	3,840,000		3,952,800	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	4,890,000		5,048,925	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	5,221,000		5,677,837	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	4,170,000		4,138,725	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	270,000		288,900
MGM Resorts International, Senior Notes	7.750%	3/15/22	440,000		500,500
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	430,000		483,750	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,710,000		1,851,075	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,370,000		1,388,838	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	2,530,000		2,542,650	(a)

Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,060,000		2,273,725
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	1,130,000		1,121,525	(a)(e)

Total Hotels, Restaurants & Leisure					50,729,849

Household Durables - 0.8%
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	3,500,000		3,893,750
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,970,000		2,117,750

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Household Durables - continued
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,340,000	$1,333,300	(a)

Total Household Durables				7,344,800

Media - 5.4%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	523,200
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,490,000	1,639,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	2,120,000	2,326,700
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,700,000	1,793,500
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	420,000	446,250
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,620,000	2,868,900
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	115,363
DISH DBS Corp., Senior Notes	7.125%	2/1/16	235,000	260,262
Gannett Co. Inc., Senior Notes	5.125%	10/15/19	5,000,000	5,187,500	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	460,000	483,000	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,120,000	2,318,750
MDC Partners Inc., Senior Notes	6.750%	4/1/20	920,000	961,400	(a)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Senior Secured Notes	5.000%	8/1/18	2,500,000	2,575,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,750,000	2,949,375	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	3,750,000	3,825,000	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	3,260,000	3,561,550	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,290,000	1,267,425
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,746,000	2,083,032
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	634,000	744,064
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,970,000	2,132,525	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	3,140,000	3,501,100	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,200,000	2,409,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	975,000	1,060,312	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,850,000	1,984,125	(a)

Total Media				47,016,333

Multiline Retail - 0.6%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	910,000	862,225
Neiman Marcus Group Ltd. Inc., Senior Notes	8.000%	10/15/21	250,000	257,188	(a)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	3,990,000	4,119,675	(a)(b)

Total Multiline Retail				5,239,088

Specialty Retail - 1.8%
Academy Ltd./Academy Finance Corp., Senior Notes	9.250%	8/1/19	3,000,000	3,341,250	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000	70,175
CST Brands Inc., Senior Notes	5.000%	5/1/23	810,000	787,725	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	2,072,673	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,140,000	4,026,150
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	350,000	359,625	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,840,000	2,840,000	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,570,000	1,703,450	(a)

Total Specialty Retail				15,201,048

Textiles, Apparel & Luxury Goods - 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	730,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Textiles, Apparel & Luxury Goods - continued
William Carter Co., Senior Notes	5.250%	8/15/21	1,025,000	$1,045,500	(a)

Total Textiles, Apparel & Luxury Goods				1,776,250

TOTAL CONSUMER DISCRETIONARY				133,970,430

CONSUMER STAPLES - 3.0%
Beverages - 0.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	600,000	631,500	(a)

Food & Staples - 0.5%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	4,330,000	4,708,875	(a)

Food Products - 2.0%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	2,060,000	2,240,250	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	2,050,000	2,065,375	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,630,000	1,746,137	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	300,000	321,375
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,430,000	4,662,575	(a)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	5,000,000	5,237,500	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	470,000	492,325	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	870,000	896,100	(a)

Total Food Products				17,661,637

Household Products - 0.4%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	890,000	950,075	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	490,000	521,850	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,920,000	1,737,600	(a)

Total Household Products				3,209,525

TOTAL CONSUMER STAPLES				26,211,537

ENERGY - 13.9%
Energy Equipment & Services - 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	2,790,000	2,999,250
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	630,000	715,050	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,500,000	1,657,500	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	800,000	856,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,140,000	1,165,650
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	1,635,000	1,655,438	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,100,000	2,257,500
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	3,570,000	3,837,750	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,760,000	1,955,800

Total Energy Equipment & Services				17,099,938

Oil, Gas & Consumable Fuels - 11.9%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	2,040,000	2,198,100
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	530,000	571,075
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	760,000	760,000
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	1,280,000	1,301,600	(a)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,705,000	1,713,525
Arch Coal Inc., Senior Notes	7.000%	6/15/19	2,100,000	1,648,500
Arch Coal Inc., Senior Notes	9.875%	6/15/19	30,000	25,650
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	680,000	717,400
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,460,000	1,441,750	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,300,000	2,558,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,910,000	2,124,875

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	760,000	$855,950
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,020,000	1,116,900
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	490,000	540,837
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	990,000	1,123,650
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	8.500%	12/15/19	3,468,000	3,771,450
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,060,000	1,181,900
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,444,800
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	4,238,000	4,656,502
Continental Resources Inc., Senior Notes	5.000%	9/15/22	560,000	585,900
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,176,556	3,168,615	(a)(b)(d)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,840,000	1,886,000	(a)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,590,000	1,695,337
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	530,000	610,825
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	940,000	947,050
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,408,875
Ecopetrol SA, Senior Notes	5.875%	9/18/23	797,000	867,136
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	45,000	49,771	(e)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.875%	12/15/17	1,053,324	1,108,624	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,020,000	991,950
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,470,000	2,531,750	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	3,000,000	3,277,500
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	910,000	952,087
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	740,000	791,800	(a)
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	2,540,000	2,540,000	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,780,000	3,099,700
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,380,000	1,469,700	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	680,000	724,200	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	754,000	821,860
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,131,000	1,232,790
MEG Energy Corp., Senior Notes	6.500%	3/15/21	480,000	503,400	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,420,000	3,505,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,270,000	1,713,850
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	3,710,000	3,839,850	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	370,000	346,875	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,660,000	1,539,650	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	2,790,000	3,048,075	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	880,000	994,400
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	5,570,000	5,904,200
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,400,000	1,484,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	3,000,000	3,345,000
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	220,000	237,600
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	1,000,000	1,093,794
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	170,000	187,383
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	445,725	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	1,580,000	1,552,350
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	390,000	417,300
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000	32,550
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000	377,125
Samson Investment Co., Senior Notes	10.500%	2/15/20	2,680,000	2,907,800	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,620,000		$1,660,500	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	3,420,000		3,702,150	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	740,000		721,500	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,380,000		1,476,600
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,400,000		1,764,000	(a)

Total Oil, Gas & Consumable Fuels					103,315,861

TOTAL ENERGY					120,415,799

FINANCIALS - 7.2%
Capital Markets - 0.4%
American Capital Ltd., Senior Notes	6.500%	9/15/18	3,500,000		3,648,750	(a)

Commercial Banks - 2.9%
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,170,000		1,320,888	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,800,000		2,392,929	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	820,000		847,880
CIT Group Inc., Senior Notes	4.250%	8/15/17	1,000,000		1,052,500
CIT Group Inc., Senior Notes	5.250%	3/15/18	2,500,000		2,715,625
CIT Group Inc., Senior Notes	5.500%	2/15/19	3,770,000		4,099,875	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,870,000		1,884,025
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	730,000		825,812	(a)(e)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,890,000		1,926,598	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,520,000		2,012,029	(a)(e)(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	580,000		647,554
Santander Issuances SAU, Notes	5.911%	6/20/16	1,500,000		1,580,761	(a)
Wells Fargo & Co., Junior Subordinated Notes	7.980%	3/15/18	3,250,000		3,680,625	(e)(g)

Total Commercial Banks					24,987,101

Consumer Finance - 1.3%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		315,013
Ally Financial Inc., Senior Notes	5.500%	2/15/17	530,000		575,050
Ally Financial Inc., Senior Notes	4.750%	9/10/18	3,140,000		3,272,134
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,090,000		1,279,387
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,151,728	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,200,000		2,576,750
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,500,000		1,719,375

Total Consumer Finance					10,889,437

Diversified Financial Services - 1.9%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	1,250,000		1,390,855	(e)(g)
Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes	5.625%	10/15/20	520,000		516,100	(a)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,500,000		1,633,125	(e)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	245,000		289,100
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000		1,048,300
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	200,000		200,875
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	4,770,000		4,960,800
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,310,000		1,406,613
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	3,340,000		3,632,250
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,270,000		1,368,425	(a)(e)

Total Diversified Financial Services					16,446,443

Insurance - 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	2,170,000		2,273,075	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	12/31/13	420,000		416,850	(e)(g)

Total Insurance					2,689,925

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	3,150,000	$3,276,000	(a)

TOTAL FINANCIALS				61,937,656

HEALTH CARE - 4.3%
Health Care Equipment & Supplies - 0.3%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,880,000	2,620,800

Health Care Providers & Services - 3.8%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	787,000	954,237
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,929,000	1,977,225	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,270,000	3,292,481
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	720,000	775,800
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	3,619,000	3,980,900
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	510,000	520,200
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	4,177,000	4,547,709
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	2,224,000	2,368,560	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	45,000	50,738	(a)
HCA Inc., Senior Secured Notes	7.250%	9/15/20	620,000	681,225
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	4,360,000	4,643,400
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,570,000	588,750	(a)(f)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	3,250,000	3,461,250
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	1,640,000	1,789,650
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,770,000	2,934,469	(a)

Total Health Care Providers & Services				32,566,594

Pharmaceuticals - 0.2%
Phibro Animal Health Corp., Senior Notes	9.250%	7/1/18	1,820,000	1,970,150	(a)

TOTAL HEALTH CARE				37,157,544

INDUSTRIALS - 13.0%
Aerospace & Defense - 1.7%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	1,920,000	1,936,800	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	3,270,000	3,670,575
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	3,302,000	3,458,845	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	690,000	741,750	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,300,000	2,518,500
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,665,000	2,711,638	(a)

Total Aerospace & Defense				15,038,108

Airlines - 2.5%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	3,445,000	3,406,416	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	1,490,000	1,553,325	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	234,545	248,617
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	645,362	672,790	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	5,000,000	4,850,000	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	743,000	748,573	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	137,806	140,218
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	531,472	591,263
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,055,227	1,142,283
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	143,489
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	336,153	355,817

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - continued
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	250,000	$250,625
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	63,443	69,946
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	446,182	461,799
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.903%	4/19/22	73,884	77,209
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	2,040,000	2,096,100
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	290,851	293,396
US Airways, Pass-Through Trust, Secured Bonds	5.450%	6/3/18	3,500,000	3,377,500
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	190,000	195,225
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	760,000	727,700

Total Airlines				21,402,291

Building Products - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,870,000	1,846,625	(a)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	1,000,000	1,070,000	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,760,000	1,949,200	(a)

Total Building Products				4,865,825

Commercial Services & Supplies - 2.0%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	3,440,000	3,650,700
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	881,650	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	5,930,000	6,315,450
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	170,625
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	813,000	902,430	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	744,000	825,840	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,250,000	1,221,875	(a)
United Rentals North America Inc., Senior Secured Notes	5.750%	7/15/18	3,225,000	3,474,938

Total Commercial Services & Supplies				17,443,508

Construction & Engineering - 0.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,320,000	1,234,200	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	3,200,000	3,280,000	(a)

Total Construction & Engineering				4,514,200

Electrical Equipment - 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,462,475	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	500,000	530,000	(a)

Total Electrical Equipment				1,992,475

Machinery - 1.0%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,940,000	4,186,250	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	2,270,000	2,321,075	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,305,000
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	910,000	980,525	(a)

Total Machinery				8,792,850

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Marine - 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,488,114	$1,354,184	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,145,000	1,153,587
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,610,000	2,749,635
Navios Maritime Holdings Inc./Navios Maritime Finance US Inc., Senior Secured Bonds	8.875%	11/1/17	200,000	210,250
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	840,000	897,750	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	600,000	645,000	(a)

Total Marine				7,010,406

Road & Rail - 0.7%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	1,520,000	1,618,800	(a)
Jack Cooper Finance Co., Senior Secured Notes	9.250%	6/1/20	2,680,000	2,877,650	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,090,000	1,170,387	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	369,000	408,668

Total Road & Rail				6,075,505

Trading Companies & Distributors - 0.4%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	910,000	980,525	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	940,000	1,029,300
Rexel SA, Senior Notes	5.250%	6/15/20	1,010,000	1,035,250	(a)

Total Trading Companies & Distributors				3,045,075

Transportation - 2.1%
CMA CGM, Senior Notes	8.500%	4/15/17	2,720,000	2,652,000	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,085,000	3,262,387	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,010,000	1,989,900	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,190,000	3,501,025	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	830,000	910,925	(a)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	4,430,000	4,507,525	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,290,000	1,283,550	(a)

Total Transportation				18,107,312

Transportation Infrastructure - 0.5%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	3,270,000	3,502,987	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	570,000	610,613	(a)

Total Transportation Infrastructure				4,113,600

TOTAL INDUSTRIALS				112,401,155

INFORMATION TECHNOLOGY - 2.5%
Electronic Equipment, Instruments & Components - 0.1%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	350,000	340,375

Internet Software & Services - 0.5%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	2,000,000	2,055,000	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	320,000	372,800
Bankrate Inc., Senior Notes	6.125%	8/15/18	590,000	610,650	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,060,000	1,166,000

Total Internet Software & Services				4,204,450

IT Services - 0.6%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	420,000	415,800	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
IT Services - continued
First Data Corp., Senior Secured Notes	6.750%	11/1/20	4,730,000		$5,031,537	(a)

Total IT Services					5,447,337

Software - 1.3%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	3,070,000		3,185,125	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	5,800,000		6,024,750	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,210,000		2,331,550	(a)

Total Software					11,541,425

TOTAL INFORMATION TECHNOLOGY					21,533,587

MATERIALS - 9.9%
Chemicals - 1.0%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	640,000		652,800
INEOS Group Holdings SA, Senior Notes	6.125%	8/15/18	810,000		820,125	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,403,537	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	600,000	EUR	951,307	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	460,000	EUR	729,335	(a)
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	680,000		703,800	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	2,750,000		2,853,125	(a)

Total Chemicals					8,114,029

Construction Materials - 0.1%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,050,000		1,065,750	(a)

Containers & Packaging - 2.0%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	2,970,000		3,215,025	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	877,785	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	550,000		592,625	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	3,390,000		3,390,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	570,000		562,875	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	950,000		879,938
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	2,110,000	EUR	2,882,613	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	2,350,000		2,355,875	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000		439,450
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,570,000		1,670,087	(a)

Total Containers & Packaging					16,866,273

Metals & Mining - 5.5%
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,720,000		1,767,300
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,790,000		1,860,481	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,000,000		1,045,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	4,750,000		4,987,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	1,550,000		1,648,813	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,350,000		2,620,250	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	910,000		900,900	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,010,000		1,708,500	(a)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,610,000		571,550	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	760,000		756,200
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	1,230,000		1,045,500	(a)
Novelis Inc., Senior Notes	8.375%	12/15/17	2,500,000		2,681,250

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - continued
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,470,000		$3,643,500
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	1,989,000		2,267,460	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	2,500,000		2,675,000	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	3,180,000	EUR	4,592,892	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	2,550,000		2,167,500	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	2,710,000		2,953,900
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	975,000		1,057,875
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	800,000		836,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,825,000		1,934,500
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,360,000		1,514,700
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	2,330,000		2,466,888	(a)

Total Metals & Mining					47,703,459

Paper & Forest Products - 1.3%
Ainsworth Lumber Co., Ltd., Senior Secured Notes	7.500%	12/15/17	3,600,000		3,910,500	(a)
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	2,593,000		2,956,020
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	2,220,000		2,355,975	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000		585,900	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,170,000		1,216,800
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	499,000		329,340

Total Paper & Forest Products					11,354,535

TOTAL MATERIALS					85,104,046

TELECOMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 4.7%
CenturyLink Inc., Senior Notes	5.625%	4/1/20	10,000		10,213
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	4,430,000		4,873,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	5,970,000		6,462,525
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	470,000		512,300
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	360,000		394,200
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,460,000		1,414,375	(a)
Level 3 Financing Inc., Senior Notes	8.125%	7/1/19	2,000,000		2,220,000
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	3,835,000		4,362,312
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,060,000		1,060,000
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	230,000		248,975	(a)
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	4,000,000		4,335,960
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	2,750,000		2,925,313	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,000,000		1,055,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	6,335,437		6,477,984	(a)(b)
Windstream Corp., Senior Notes	7.875%	11/1/17	2,000,000		2,297,500
Windstream Corp., Senior Notes	7.500%	4/1/23	2,320,000		2,430,200

Total Diversified Telecommunication Services					41,079,857

Wireless Telecommunication Services - 2.0%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	670,000		726,950
Sprint Communications Inc., Senior Notes	8.375%	8/15/17	3,690,000		4,289,625
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	6,715,000		8,158,725	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	3,590,000		3,904,125	(a)

Total Wireless Telecommunication Services					17,079,425

TOTAL TELECOMMUNICATION SERVICES					58,159,282

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
UTILITIES - 6.3%
Electric Utilities - 2.6%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,090,000	$2,309,450
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	5,800,000	5,827,904	(a)
DPL Inc., Senior Notes	6.500%	10/15/16	3,000,000	3,247,500
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,780,170	1,833,575
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,875,000	4,030,000
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	2,000,000	2,210,000	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	2,516,113	2,893,529	(c)(f)

Total Electric Utilities				22,351,958

Gas Utilities - 0.4%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,368,425
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	8/1/21	2,130,000	2,305,725

Total Gas Utilities				3,674,150

Independent Power Producers & Energy Traders - 3.3%
AES Corp., Senior Notes	7.750%	10/15/15	197,000	220,148
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,780,000	1,815,600
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	3,370,000	3,504,800	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,030,000	18,025	(c)(d)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	810,000	935,550	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	310,000	318,525	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	5,750,000	6,066,250
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	8,820,000	9,702,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	2,000,000	2,045,000	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	1,062,538	1,144,221
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,153,191	2,391,387

Total Independent Power Producers & Energy Traders				28,161,506

TOTAL UTILITIES				54,187,614

TOTAL CORPORATE BONDS & NOTES (Cost - $699,391,406)				711,078,650

ASSET-BACKED SECURITIES - 3.2%
ACE Securities Corp., 2004-HE4 M2	1.145%	12/25/34	3,267,394	3,094,800	(e)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.545%	11/25/32	2,882,650	2,848,974	(e)
Home Equity Mortgage Trust, 2005-3 M3	1.250%	11/25/35	3,552,180	2,991,813	(e)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A	0.320%	3/25/37	3,466,400	2,592,282	(e)
Lehman XS Trust, 2006-8 2A4A	0.430%	6/25/36	11,066,987	6,413,828	(e)
RAAC Series, 2007-SP2 A3	0.820%	6/25/47	8,014,480	5,889,689	(e)
Residential Asset Securities Corp., 2004-KS8 MII1	1.010%	9/25/34	4,669,507	3,943,058	(e)

TOTAL ASSET-BACKED SECURITIES (Cost - $27,008,885)				27,774,444

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.4%
Chevy Chase Mortgage Funding Corp., 2005-2A A1	0.350%	5/25/36	2,513,233	2,147,688	(a)(e)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.510%	11/20/35	4,870,294	3,799,920	(e)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1	1.320%	9/25/34	4,323,051	3,580,502	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.493%	3/19/45	3,568,544	2,047,912	(e)
HSI Asset Loan Obligation Trust, 2006-2 1A8, IO	6.460%	12/25/36	9,862,206	2,096,907	(e)
RBSGC Mortgage Pass-Through Certificates, 2005-RP1 2A	3.656%	3/25/34	3,339,092	3,172,258	(a)(e)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.430%	12/25/35	4,966,358	$3,868,997	(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $20,141,562)				20,714,184

SENIOR LOANS - 4.9%
CONSUMER DISCRETIONARY - 1.9%
Diversified Consumer Services - 0.1%
Laureate Education Inc., Extended Term Loan	5.250%	6/18/18	994,931	998,247	(h)

Hotels, Restaurants & Leisure - 1.2%
El Pollo Loco Inc., Second Lien Term Loan	9.250%	4/11/19	4,950,000	4,968,562	(h)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,670,000	1,699,225	(h)
Station Casinos LLC, New Term Loan B	5.000%	3/1/20	1,631,800	1,648,451	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,250,000	2,463,750	(h)

Total Hotels, Restaurants & Leisure				10,779,988

Leisure Equipment & Products - 0.5%
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	7/31/20	1,987,500	2,002,406	(h)
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	2,224,425	2,218,864	(h)

Total Leisure Equipment & Products				4,221,270

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	810,000	788,459	(h)

TOTAL CONSUMER DISCRETIONARY				16,787,964

CONSUMER STAPLES - 0.7%
Food Products - 0.7%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,190,000	1,209,338	(h)
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	497,494	501,432	(h)
CPM Acquisition Corp., Second Lien Term Loan	10.250%	3/1/18	4,000,000	4,030,000	(h)

TOTAL CONSUMER STAPLES				5,740,770

ENERGY - 0.8%
Energy Equipment & Services - 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,660,000	1,649,107	(h)

Oil, Gas & Consumable Fuels - 0.6%
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	1,300,000	1,330,794	(h)
Murray Energy Corp., New Term Loan B	4.750%	5/24/19	997,500	997,251	(h)
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	1,492,500	1,516,753	(h)
Samson Investment Co., Second Lien Term Loan	6.000%	9/25/18	1,500,000	1,515,470	(h)

Total Oil, Gas & Consumable Fuels				5,360,268

TOTAL ENERGY				7,009,375

HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	577,987	582,081	(h)

Health Care Providers & Services - 0.4%
Healogics Inc., Second Lien Term Loan	9.250%	2/5/20	2,000,000	2,045,000	(h)
Physiotherapy Associates Holdings Inc., Exit Term Loan	—	10/10/16	1,770,000	1,743,450	(d)(i)

Total Health Care Providers & Services				3,788,450

TOTAL HEALTH CARE				4,370,531

INDUSTRIALS - 0.8%
Commercial Services & Supplies - 0.2%
Lineage Logistics Holdings LLC, Term Loan	4.500%	4/26/19	1,995,000	1,995,832	(h)

Machinery - 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,220,000	2,275,500	(h)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation - 0.3%
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	3,140,000		$3,045,800	(h)

TOTAL INDUSTRIALS					7,317,132

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,300,000		1,344,417	(h)

TOTAL SENIOR LOANS (Cost - $41,658,213)					42,570,189

SOVEREIGN BONDS - 0.4%
Mexico - 0.4%
Mexican Bonos, Bonds (Cost - $3,608,033)	6.500%	6/9/22	43,320,000	MXN	3,454,228

			SHARES
COMMON STOCKS - 1.5%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			83,175		166,350	*(c)(d)

Household Durables - 0.0%
William Lyon Homes, Class A Shares			4,721		109,386	*

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7		0	(c)(d)(j)

TOTAL CONSUMER DISCRETIONARY					275,736

ENERGY - 0.3%
Energy Equipment & Services - 0.3%
KCAD Holdings I Ltd.			282,728,964		2,686,773	(c)(d)

FINANCIALS - 0.7%
Diversified Financial Services - 0.5%
Citigroup Inc.			89,009		4,341,859

Real Estate Management & Development - 0.2%
Realogy Holdings Corp.			21,499		884,469	*
Realogy Holdings Corp.			17,986		739,944	*(c)

Total Real Estate Management & Development					1,624,413

TOTAL FINANCIALS					5,966,272

INDUSTRIALS - 0.5%
Building Products - 0.0%
Nortek Inc.			701		49,189	*

Marine - 0.5%
DeepOcean Group Holding AS			104,107		3,048,003	(c)(d)
Horizon Lines Inc., Class A Shares			701,276		890,621	*

Total Marine					3,938,624

TOTAL INDUSTRIALS					3,987,813

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			1,571		1	*(c)

TOTAL COMMON STOCKS (Cost - $11,823,306)					12,916,595

See Notes to Schedule of Investments.

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2013

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $345,000)	6.000%		13,800	$328,854

PREFERRED STOCKS - 1.3%
FINANCIALS - 1.3%
Commercial Banks - 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		720	742,050	(e)

Consumer Finance - 1.0%
GMAC Capital Trust I	8.125%		311,437	8,365,198	(e)

Diversified Financial Services - 0.2%
Citigroup Capital XIII	7.875%		79,050	2,173,875	(e)

TOTAL PREFERRED STOCKS (Cost - $10,893,280)				11,281,123

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,140	256,800	*
Jack Cooper Holdings Corp.		5/6/18	945	113,400	*

TOTAL WARRANTS (Cost - $51,666)				370,200

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $814,921,351)				830,488,467

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 4.4%
Repurchase Agreements - 4.4%
Barclays Capital Inc. repurchase agreement dated 10/31/13; Proceeds at maturity - $37,800,032; (Fully collateralized by U.S. government obligations, 1.500% due 6/30/16; Market value - $38,554,954) (Cost -$37,800,000)	0.030%	11/1/13	37,800,000	37,800,000

TOTAL INVESTMENTS - 100.5% (Cost - $852,721,351#)				868,288,467
Liabilities in Excess of Other Assets - (0.5)%				(4,012,758)

TOTAL NET ASSETS - 100.0%				$864,275,709

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of October 31, 2013.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of October 31, 2013.

(j)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CVR	— Contingent Value Rights
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$706,603,833	$4,474,817	$711,078,650
Asset-backed securities	—	27,774,444	—	27,774,444
Collateralized mortgage obligations	—	20,714,184	—	20,714,184
Senior loans	—	40,826,739	1,743,450	42,570,189
Sovereign bonds	—	3,454,228	—	3,454,228
Common stocks	$7,015,469	—	5,901,126	12,916,595
Convertible preferred stocks	328,854	—	—	328,854
Preferred stocks	10,539,073	742,050	—	11,281,123
Warrants	—	370,200	—	370,200

Total long-term investments	$17,883,396	$800,485,678	$12,119,393	$830,488,467

Short-term investments†	—	37,800,000	—	37,800,000

Total investments	$17,883,396	$838,285,678	$12,119,393	$868,288,467

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$699,256	—	—	$699,256
Forward foreign currency contracts	—	$190,091	—	190,091
OTC Credit default swaps on corporate issues - sell protection‡	—	177,812	—	177,812
Centrally Cleared Credit default swaps on credit indices - buy protection‡	—	8,959	—	8,959

Total	$699,256	$376,862	—	$1,076,118

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	SENIOR LOANS	COMMON STOCKS	TOTAL
Balance as of July 31, 2013	$5,892,573	—	$5,922,787	$11,815,360
Accrued premiums/discounts	30,419	—	—	30,419
Realized gain (loss)(1)	100,351	—	—	100,351
Change in unrealized appreciation (depreciation)(2)	(163,127)	—	(21,661)	(184,788)
Purchases	31,651	$1,743,450	—	1,775,101
Sales	(1,417,050)	—	—	(1,417,050)

Balance as of October 31, 2013	$4,474,817	$1,743,450	$5,901,126	$12,119,393

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2013(2)	$(62,730)	—	$(21,661)	$(84,391)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the period ended October 31, 2013, the total notional value of all credit default swaps to sell protection is $2,000,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended October 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2013, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $367,903. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$26,316,077
Gross unrealized depreciation	(10,748,961)

Net unrealized appreciation	$15,567,116

Notes to Schedule of Investments (unaudited) (continued)

At October 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	300	12/13	$35,806,994	$36,506,250	$(699,256)

At October 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	1,711,130	$2,323,342	11/15/13	$(52,327)
Euro	Citibank N.A.	4,458,767	6,054,034	11/15/13	(137,764)

Net unrealized loss on open forward foreign currency contracts					$(190,091)

At October 31, 2013, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT OCTOBER 31, 2013[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS RECEIVED	UNREALIZED APPRECIATION
Goldman Sachs Group, Inc. (Telecom Italia SpA, 5.375% due 1/29/19)	$2,000,000	12/20/18	2.91%	1.000% quarterly	$(177,812)	$(203,159)	$25,347

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS RECEIVED	UNREALIZED (DEPRECIATION)
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$23,300,000	12/20/18	5.000% quarterly	$(1,528,723)	$(1,519,764)	$(8,959)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

Notes to Schedule of Investments (unaudited) (continued)

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at October 31, 2013.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Unrealized Depreciation	Total
Interest Rate Risk	$(699,256)	—	—	—	$(699,256)
Foreign Exchange Risk	—	$(190,091)	—	—	(190,091)
Credit Risk	—	—	$(177,812)	$(8,959)	(186,771)

Total	$(699,256)	$(190,091)	$(177,812)	$(8,959)	$(1,076,118)

During the period ended October 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$36,283,594
Forward foreign currency contracts (to sell)	8,272,591

Average notional balance
Credit default swap contracts (to buy protection)	$2,600,000
Credit default swap contracts (to sell protection)	13,500,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2013